UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 31, 2008

Wise Metals Group LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117622	52-2160047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

857 Elkridge Road, Suite 600

Linthicum, Maryland 21090

(Address of principal executive offices)

(410) 636-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 14, 2007, Wise Metals Group LLC (the “Company”) filed Item 4.02 Form 8-K disclosing that the Company’s annual financial statements for the fiscal year ended December 31, 2006 and the interim financial statements for the quarters ended March 31, 2007 and June 30, 2007, should no longer be relied upon. The Company intends to restate its financial statements for the years ended December 31, 2004, 2005 and 2006 on Form 10-K/A, and for the quarters ended March 31, 2006 and 2007 and June 30, 2006 and 2007 on Form 10-Q/A and, as disclosed in Item 8.01 Form 8-K filed on December 21, 2007, had expected to complete these filings by January 31, 2008. Despite making progress, the Company’s remedial actions are ongoing and not yet complete. As such, the Company will not be able to complete these filings by January 31, 2008. The Company will continue to work to complete these filings by February 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISE METALS GROUP LLC

By:	/s/ Kenneth Stastny
Name:	Kenneth Stastny
Title:	Chief Financial Officer

Date: January 31, 2008